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                                                                    EXHIBIT 10.3


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                         HUNTSMAN PACKAGING CORPORATION








                          REGISTRATION RIGHTS AGREEMENT






                                  MAY 31, 2000











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                                TABLE OF CONTENTS
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                                                                                                               PAGE
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
Section 1.          Definitions...................................................................................1

Section 2.          Required Registration.........................................................................7

Section 3.          Piggyback Registration........................................................................9

Section 4.          Registrations on Form S-3....................................................................10

Section 5.          Holdback Agreement...........................................................................11

Section 6.          Preparation and Filing.......................................................................12

Section 7.          Expenses.....................................................................................14

Section 8.          Indemnification..............................................................................14

Section 9.          Underwriting Agreement.......................................................................17

Section 10.         Suspension...................................................................................17

Section 11.         Information by Holder........................................................................18

Section 12.         Exchange Act Compliance......................................................................18

Section 13.         No Conflict of Rights........................................................................18

Section 14.         Termination..................................................................................18

Section 15.         Successors and Assigns.......................................................................18

Section 16.         Assignment...................................................................................18

Section 17.         Notices......................................................................................19

Section 18.         Modifications; Amendments; Waivers...........................................................20

Section 19.         Severability.................................................................................21

Section 20.         Counterparts and Facsimile Execution.........................................................21

Section 21.         Governing Law................................................................................21

Section 22.         Waiver of Jury Trial.........................................................................21

Section 23.         Consent to Jurisdiction......................................................................21

Section 24.         Entire Agreement.............................................................................22
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                                       i
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
Section 25.         Headings.....................................................................................22



                                       ii
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                                                            REGISTRATION RIGHTS
                                                AGREEMENT (this "Agreement")
                                                dated as of May 31, 2000, among
                                                HUNTSMAN PACKAGING CORPORATION,
                                                a Utah corporation (the
                                                "Company"), the STOCKHOLDERS (as
                                                defined below) other than the
                                                NOTE WARRANTHOLDERS (as defined
                                                below), THE INITIAL PURCHASERS
                                                (as defined below), and THE BANK
                                                OF NEW YORK (solely for the
                                                purpose of receiving notices
                                                under Section 17).


       The Stockholders own, or have the right to purchase or otherwise acquire (by the exercise, exchange or conversion of shares of the Company's capital stock and/or warrants owned by the Stockholders that are exercisable or exchangeable for or convertible into Common Stock (as hereinafter defined) without regard to any restrictions on the ability of any Stockholder to exercise such rights exercise, exchange or conversion), shares of the Common Stock ("Common Stock"), of the Company (or such other class of common stock of the Company into which the Common Stock may be converted or reclassified, and all references herein to the Common Stock shall include such other class of common stock of the Company, if applicable). The Company and the Stockholders deem it to be in their respective best interests to set forth the rights of the Stockholders in connection with public offerings and sales of the capital stock of the Company.


       The Initial Purchasers, the Company and the Note Guarantors have entered into the Purchase Agreement (as hereinafter defined). As an inducement to the Initial Purchasers to consummate the transactions contemplated by the Purchase Agreement, and in satisfaction of a condition to the obligations of the Initial Purchasers thereunder, the Company, for the benefit of the Note Warrantholders (including the Initial Purchasers), agrees to the matters set forth herein.

       ACCORDINGLY, in consideration of the premises and mutual covenants and obligations hereinafter set forth, the parties hereto hereby agree as set forth below.

   Section 1.  Definitions.

       As used in this Agreement, the following terms shall have the following meanings:

       "Affiliate" means, with respect to any Person, a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such Person. For the purpose of this definition, the term "control" (including, with correlative meaning, the terms "controlling," "controlled by" and "under common control with"), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management, policies or investment decisions of such Person, whether through the ownership of voting securities or other ownership interests, by contract or otherwise.

       "Board of Directors" means the board of directors of the Company.

       "Business Day" means any day that is not (a) Pioneer Day in the State of Utah, (b) a Saturday, Sunday or legal holiday or (c) a day on which banks are not required to be open in New York, New York.

       "Commission" means the Securities and Exchange Commission or any other Governmental Authority at the time administering the Securities Act.

       "Common Stock" has the meaning given to it in the Preamble.

       "Common Stock Equivalent" means, at any time, one share of Common Stock or the right to acquire, whether or not such right is immediately exercisable, one share of Common Stock, whether evidenced by an option, warrant, convertible security or other instrument or agreement, including, without limitation the Warrants and the Note Warrants.

       "Company" has the meaning set forth in the caption.

       "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any successor Federal statute then in force, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect from time to time.

       "Excluded Shares" means all shares of Common Stock issued to Other Holders pursuant to the terms of the Restricted Stock Agreements which have not been released from the Repurchase Option (as defined in the Restricted Stock Agreements) on the date on which the calculation of Registrable Shares is being determined.

       "Governmental Authority" means any domestic or foreign government or political subdivision thereof, whether on a federal, state or local level and whether executive, legislative or judicial in nature, including any agency, authority, board, bureau, commission, court, department or other instrumentality thereof.

       "Indenture" means the Indenture dated as of May 31, 2000, between the Company, the Note Guarantors and the Trustee, with respect to the Notes, as it may be amended, modified or supplemented from time to time.

       "Information" has the meaning ascribed to such term in Section 6(i).

       "Initial Public Offering" means the initial underwritten Public Offering of Common Stock for the account of the Company pursuant to a registration statement effective under the Securities Act.

       "Initial Purchasers" means Chase Securities Inc. and Deutsche Bank Securities Inc.

       "Inspectors" has the meaning ascribed to such term in Section 6(i).



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       "Investor Stockholders" means, collectively, (a) the Persons listed as
Investor Stockholders on Schedule I attached to this Agreement for so long as such Persons hold Restricted Securities and (b) any successor to, or permitted assignee or transferee in accordance with the Stockholders' Agreement of Restricted Securities originally held by a Person referred to in clause (a), provided that such successor, assignee or transferee agrees in writing to be treated as an Investor Stockholder hereunder and to be bound by and comply with all of the applicable terms and provisions hereof.

       "Liquidity Event" means the consummation of the first to occur of the following (a) the Initial Public Offering or (b) a Sale of the Company.

       "Material Transaction" means any material transaction in which the Company or any of its subsidiaries proposes to engage or is engaged, including a purchase or sale of assets or securities, financing, merger, tender offer or any other transaction that would require disclosure pursuant to the Exchange Act, and with respect to which the Board of Directors reasonably has determined in good faith that compliance with this Agreement may reasonably be expected to either materially interfere with the Company's or such subsidiary's ability to consummate such transaction in a timely fashion or require the Company to disclose material, non-public information prior to such time as it would otherwise be required to be disclosed.

       "NASDAQ" means The Nasdaq Stock Market, Inc.

       "NMS" has the meaning ascribed to such term in Section 6(n).

       "Note Guarantors" shall have the meaning assigned to it in the Indenture.

       "Note Warrants" means the warrants to purchase Common Stock issued pursuant to the Note Warrant Agreement.

       "Note Warrant Agent" means The Bank of New York, a New York banking corporation, in its capacity as agent for the Note Warrantholders.

       "Note Warrant Agreement" means the Note Warrant Agreement dated as of May 31, 2000, between the Company and the Note Warrant Agent, as amended, modified or supplemented from time to time.

       "Note Warrantholder" means any Person that holds Note Warrants, whether on the Closing Date or at any time thereafter, for so long as such Person holds Restricted Securities, and so long as each such Person agrees (whether pursuant to the Note Warrant Agreement or otherwise) to be treated as a Note Warrantholder and to be bound by and comply with all of the applicable terms and provisions hereof.

       "Note Warrant Shares" has the meaning ascribed to such term in the Note Warrant Agreement.

       "Other Holders" means those Persons holding Registrable Shares other than the Investor Stockholders, the Warrantholders, the Note Warrantholders and the Trust Holders.



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       "Other Shares" means at any time those shares of Common Stock which do not constitute Registrable Shares or Primary Shares.

       "Person" shall be construed as broadly as possible and shall include an individual person, a partnership (including a limited liability partnership), a corporation, an association, a joint stock company, a limited liability company, a trust, a joint venture, an unincorporated organization and a Governmental Authority.

       "Primary Shares" means, at any time, the authorized but unissued shares of Common Stock or shares of Common Stock held in the treasury of the Company.

       "Prospectus" means the prospectus included in a Registration Statement, including any amendment or prospectus subject to completion, and any such prospectus as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Shares and, in each case, by all other amendments and supplements to such prospectus, including post-effective amendments, and in each case including all material incorporated by reference therein.

       "Public Offering" means the closing of a public offering of Common Stock pursuant to a Registration Statement declared effective under the Securities Act, except that a Public Offering shall not include an offering of securities to be issued as consideration in connection with a business acquisition or an offering of securities issuable pursuant to an employee benefit plan.

       "Purchase Agreement" means the Purchase Agreement dated as of May 25, 2000, among the Company, the Note Guarantors and the Initial Purchasers relating to the Units, as amended, modified or supplemented from time to time.

       "Recapitalization Agreement" means the Recapitalization Agreement, dated as of March 31, 2000, by and among the Company and the Persons named therein, as such agreement may from time to time be amended in accordance with its terms.

       "Records" has the meaning ascribed to such term in Section 6(i).

       "Registrable Shares" means at any time, and with respect to any Stockholder, the shares of Common Stock held by, or issuable to, such Stockholder which constitute Restricted Securities other than the Excluded Shares. As to any particular Registrable Shares, once issued, such Registrable Shares shall cease to be Registrable Shares (a) when an offering of such Registrable Shares has been registered under the Securities Act, the Registration Statement in connection therewith has been declared effective and such Registrable Shares have been disposed of pursuant to and in the manner described in such effective Registration Statement, (b) when such Registrable Shares are sold or distributed to the public, or eligible to be sold or distributed, through a broker, dealer or market maker pursuant to Rule 144(k) (in the case of Warrants, Note Warrants or other rights to acquire Common Stock, assuming that such Warrants, Note Warrants or other rights to acquire Common Stock are exercised through a "cashless exercise" provision) or (c) when such Registrable Shares have ceased to be outstanding.



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       "Registration Date" means the date upon which the Registration Statement filed by the Company to effect its Initial Public Offering shall have been declared effective by the Commission.

       "Registration Statement" means any registration statement of the Company which covers an offering of any of the Registrable Shares, and all amendments and supplements to any such Registration Statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

       "Representative" of a Person shall be construed broadly and shall include such Person's partners, members, officers, directors, managers, investment advisors, employees, agents, advisors, counsel, accountants and other representatives.

       "Requesting Group" means, with respect to any Requesting Stockholder, all members of the same class of Stockholders as the Requesting Stockholder.

       "Requesting Stockholders" means, on the date of determination, any of the Persons requesting a registration pursuant to in Sections 2(a)(i), 2(a)(ii), 2(a)(iii) or 2(a)(iv).

       "Requisite Investor Stockholders" means, on the date of determination, those Investor Stockholders who hold in the aggregate in excess of fifty percent (50%) of the Restricted Securities held by all of the Investor Stockholders.

       "Requisite Note Warrantholders" means, on the date of determination, those Note Warrantholders who hold in the aggregate in excess of sixty percent (60%) of the Restricted Securities held by all of the Note Warrantholders.

       "Requisite Trust Holders" means, on the date of determination, those Trust Holders who hold in the aggregate in excess of fifty percent (50%) of the Restricted Securities held by all of the Trust Holders.

       "Requisite Warrantholders" means, on the date of determination, those Warrantholders who hold in the aggregate in excess of sixty percent (60%) of the Restricted Securities held by all of the Warrantholders.

       "Restricted Securities" means, at any time and with respect to any Stockholder, the Common Stock, the Warrants and the Note Warrants and any other securities received or receivable with respect to any such Common Stock, Warrants (including Warrant Shares) and Note Warrants (including Note Warrant Shares), which are held by such Stockholder and which theretofore have not been sold to the public pursuant to an effective Registration Statement or pursuant to Rule 144.

       "Restricted Stock Agreements" means, collectively, the Restricted Stock Purchase Agreements dated as of the date hereof between the Company and each of Richard P. Durham, Jack E. Knott, Scot K. Sorensen and Ronald G. Moffitt, and any similar agreements executed and delivered by the Company and any employee of the Company after the date hereof, as each such



                                     - 5 -
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agreement is amended, modified or supplemented from time to time in accordance with the terms thereof.

       "Rule 144" means Rule 144 promulgated under the Securities Act or any successor rule thereto.

       "Sale of the Company" means the sale of the Company (in one transaction or a series of transactions) to a third party or parties, whether by way of the sale of all or substantially all of the assets of the Company, sale of securities (whether directly or indirectly or by way of merger, consolidation or reorganization) resulting in such third party or parties acquiring voting securities which enable such third party or parties to elect a majority of the Board of Directors.

       "Securities Act" means the Securities Act of 1933, as amended, or any successor Federal statute, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect from time to time.

       "Stockholders" means each of the Investor Stockholders, the Trust Holders, the Warrantholders, the Note Warrantholders and the Other Holders.

       "Stockholders' Agreement" means the Stockholders' Agreement dated as of the date hereof among the Company, the Stockholders (other than the Note Warrantholders) and the other Persons party thereto, as amended, modified or supplemented from time to time.

       "Stockholders' Counsel" has the meaning ascribed to it in Section 6.

       "Suspension Period" means the meaning ascribed to it in Section 10.

       "Transfer" means any disposition of any Restricted Securities or of any interest therein which would constitute a sale thereof within the meaning of the Securities Act, other than any such disposition pursuant to a Registration Statement and in compliance with all applicable state securities and "blue sky" laws. Notwithstanding anything to the contrary contained herein, Transfer shall not include an exchange of Warrants or Note Warrants, as applicable, effectuated in accordance with (i) Section 4.2 of the Warrant Agreement or (ii) Section 3.4 of the Note Warrant Agreement.

       "Trust Holders" means, collectively, (a) the Persons listed as Trust Holders on Schedule I attached to this Agreement for so long as such Persons hold Restricted Securities and (b) any successor to, or permitted assignee or transferee in accordance with the Stockholders' Agreement of Restricted Securities originally held by a Person referred to in clause (a), provided that such successor, assignee or transferee agrees in writing to be treated as a Trust Holder hereunder and to be bound by and comply with all of the applicable terms and provisions hereof.

       "Unit" shall have the meaning assigned to it in the Purchase Agreement.

       "Warrant Agreement" means the Warrant Agreement, dated as of the date hereof, among the Company and the Stockholders named therein, as amended, modified or supplemented from time to time in accordance with the terms thereof.



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       "Warrantholders" means, collectively, (a) the Persons listed as
Warrantholders on Schedule I attached to this Agreement for so long as such Persons hold Restricted Securities and (b) any successor to, or permitted assignee or transferee of Restricted Securities originally held by a Person referred to in clause (a), provided that such successor, assignee or transferee agrees in writing to be treated as a Warrantholder hereunder and to be bound by and comply with all of the applicable terms and provisions hereof.

       "Warrants" means the Common Stock Warrants issued pursuant to the Warrant Agreement dated as of the date hereof by and among the Company and the Stockholders party thereto.

       "Warrant Shares" has the meaning ascribed to such term in the Warrant Agreement.

    SECTION 2. REQUIRED REGISTRATION.

        (a) (i)   If, at any time, the Company shall be requested by the
    Requisite Investor Stockholders to effect the registration under the Securities Act of an offering of Registrable Shares; or

            (ii) if, at any time after sixty (60) days following the date upon which the Registration Statement used in the Initial Public Offering shall have been declared effective, the Company shall be requested by the Requisite Warrantholders to effect the registration under the Securities Act of an offering of Registrable Shares; or

            (iii) if, at any time after sixty (60) days following the date upon which the Registration Statement used in the Initial Public Offering shall have been declared effective, the Company shall be requested by the Requisite Note Warrantholders to effect the registration under the Securities Act of an offering of Registrable Shares; or

            (iv) if, (A) a Liquidity Event has not occurred on or prior to the fifth anniversary of the date hereof and (B) after such date the Company shall be requested by the Requisite Trust Holders to effect the registration under the Securities Act of an offering of Registrable Shares, then the Company shall promptly give written notice to the other Stockholders of its requirement to so register such offering and, upon the written request, delivered to the Company within thirty (30) days after delivery of any such notice by the Company, of the other Stockholders to include in such registration Registrable Shares (which request shall specify the number of Registrable Shares proposed to be included in such registration), the Company shall, whether or not any other Stockholders request to include any Registrable Shares in such registration, subject to Section 2(b) below, promptly use its best efforts to effect such registration under the Securities Act of an offering of the Registrable Shares which the Company has been so requested to register for sale in accordance with the method of distribution specified in the initiating request.

       (b) Anything contained in Section 2(a) to the contrary notwithstanding, the Company shall not be obligated to effect pursuant to
Section 2(a) any registration under the Securities Act except in accordance with the following provisions:



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              (i)    the Company shall not be obligated to use its best efforts to file and cause to become effective:

                   (A) more than (w) two (2) registrations on Registration Statements on Form S-1 (or any successor form thereto) initiated by the Requisite Investor Stockholders pursuant to Section 2(a)(i) hereof, (x) one (1) registration on a Registration Statement on Form S-1 (or any successor form thereto) initiated by the Requisite Warrantholders pursuant to Section 2(a)(ii), (y) one (1) registration on a Registration Statement on Form S-1 (or any successor form thereto) initiated by the Requisite Note Warrantholders pursuant to Section 2(a)(iii) or (z) one
       (1) registration on a Registration Statement on Form S-1 (or any successor form thereto) initiated by the Requisite Trust Holders pursuant to Section 2(a)(iv) hereof; provided, however, if such Requesting Stockholders are unable to sell at least seventy-five percent (75%) of the Registrable Shares requested by such Requesting Stockholders to be included in any registration pursuant to Section 2(a) as a result of an underwriter's cutback pursuant to Section 2(b)(iii), then such registration shall not count as a requested registration for purposes of this clause (A) or

                   (B) any Registration Statement during any period in which any other registration statement (other than on Form S-4 or Form S-8 promulgated under the Securities Act or any successor forms thereto) pursuant to which Primary Shares are to be or were offered and sold has been filed and not withdrawn or has been declared effective within the prior 180 days;

              (ii) the Company may delay the filing or effectiveness of any Registration Statement for a period of up to ninety (90) days after the date of a request for registration pursuant to Section 2(a) if at the time of such request, the Company is engaged in a Material Transaction; provided, however, the Company may not utilize this right more than once in any twelve-month period; and

              (iii) with respect to any registration pursuant to Section 2(a), the Company may include in such registration any Registrable Shares, Primary Shares or Other Shares; provided, however, that if the managing underwriter advises the Company that the inclusion of all Registrable Shares, Primary Shares, and Other Shares proposed to be included in such registration would materially adversely affect the offering and sales (including pricing) of all such securities, then the number of Registrable Shares, Primary Shares, and Other Shares proposed to be included in such registration shall be included in the following order:

                   (A) first, the Registrable Shares owned by all members of the Requesting Group, pro rata based upon the number of Registrable Shares owned by each member of the Requesting Group at the time of such registration;

                   (B) second, the Registrable Shares owned by all Stockholders (other than the members of the Requesting Group), pro rata based upon the



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

       number of Registrable Shares owned by each such Stockholder at the time of such registration;

              (C)    third, the Primary Shares; and

              (D)    fourth, the Other Shares.

       (c) A requested registration under Section 2(a) may be rescinded at least twenty (20) days prior to the filing of a Registration Statement by written notice to the Company from the Requesting Stockholders holding a majority of the Registrable Shares requested to be registered; provided, however, that such rescinded registration shall not count as a requested registration pursuant to Section 2(a) for purposes of Section 2(b)(i)(A) above if the Company shall have been reimbursed (pro rata by the Requesting Stockholders holding a majority of the Registrable Shares requested to be registered or in such other proportion as such Requesting Stockholders or Stockholders may agree) for all out-of-pocket expenses incurred by the Company in connection with such rescinded registration.

    SECTION 3.  PIGGYBACK REGISTRATION.

       (a) If the Company at any time proposes for any reason to register Primary Shares or Other Shares under the Securities Act (other than on Form S-4 or Form S-8 promulgated under the Securities Act or any successor forms thereto), it shall promptly give written notice to each Stockholder of its intention so to register the Primary Shares or Other Shares and, upon the written request, given within twenty (20) days after delivery of any such notice by the Company, of any such Stockholder to include in such registration Registrable Shares (which request shall specify the number of Registrable Shares proposed to be included in such registration), the Company shall use its best efforts to cause all such Registrable Shares requested to be included in such registration on the same terms and conditions as the securities otherwise being sold in such registration; provided, however, that if the managing underwriter advises the Company that the inclusion of all Registrable Shares or Other Shares proposed to be included in such registration would interfere with the successful offering and sale (including pricing) of Primary Shares proposed to be offered and sold by the Company, then the number of Primary Shares, Registrable Shares and Other Shares proposed to be included in such registration shall be included in the following order:

            (i)    first, the Primary Shares;

            (ii) second, the Registrable Shares held by the Stockholders requesting their Registrable Shares be included in such registration pursuant to the terms of this Section 3, pro rata based upon the number of Registrable Shares owned by each such Stockholder at the time of such registration; and

            (iii)  third, the Other Shares.

       (b) The number of requests permitted by the Stockholders pursuant to this Section 3 shall be unlimited.

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       (c)    Notwithstanding anything to the contrary contained herein, no
Other Holder shall have any rights under this Section 3 with respect to the Initial Public Offering.

  SECTION 4.  REGISTRATIONS ON FORM S-3.

       (a) Subject to Section 4(c), at such time as the Company shall have qualified for the use of Form S-3 promulgated under the Securities Act or any successor form thereto, each Stockholder shall have the right to request in writing registrations on Form S-3, or such successor form, and to effect a registration under the Securities Act of Registrable Shares in accordance with this Section 4.

       (b) If the Company shall be requested by any Stockholder to effect a registration under the Securities Act of Registrable Shares in accordance with this Section 4, then the Company shall promptly give written notice of such proposed registration to all Stockholders and shall offer to include in such proposed registration any Registrable Shares requested to be included in such proposed registration by such Stockholders who respond in writing to the Company's notice within thirty (30) days after delivery of such notice (which response shall specify the number of Registrable Shares proposed to be included in such registration). The Company shall promptly use its commercially reasonable efforts to effect such registration on Form S-3 of the Registrable Shares which the Company has been so requested to register.

       (c) The Company shall not be obligated to effect any registration under the Securities Act requested by the Stockholders under this Section 4 except in accordance with the following provisions:

          (i) the Company shall not be obligated to effect any such registration initiated pursuant to this Section 4 if (A) the anticipated gross offering price of all Registrable Shares to be included therein would be less than $5,000,000 or (B) the Company shall have effected four (4) or more Registration Statements on Form S-3 pursuant to this Section 4 during the twelve month period prior to the date of such request for registration (unless the Company shall have waived such limitation);

          (ii) the Company may delay the filing or effectiveness of any Registration Statement for a period not to exceed ninety (90) days after the date of a request for registration pursuant to this Section 4 if (A) the Company's Board of Directors has determined that such registration would have a material adverse effect upon the Company or its then current business plans or (B) at the time of such request the Company is engaged in a Material Transaction; provided, however, that the Company may not utilize this right more than once in any twelve-month period; and

          (iii) with respect to any registration pursuant to this Section 4, the Company may include in such registration any Registrable Shares, Primary Shares or Other Shares; provided, however, that if the managing underwriter advises the Company that the inclusion of all Registrable Shares, Primary Shares and Other Shares proposed to be included in such registration would materially adversely affect the offering or sale (including pricing) of all such securities, then the number of Registrable Shares, Primary

     Shares and Other Shares proposed to be included in such registration shall be included in the following order:

               (A) first, the Registrable Shares, pro rata based upon the number of Registrable Shares owned by each Stockholder at the time of such registration;

               (B)  second, the Primary Shares; and

               (C)  third, the Other Shares.

     (d)  The number of requests permitted by the Stockholders pursuant to this
Section 4 shall be unlimited.

  SECTION 5.  HOLDBACK AGREEMENT.

     (a) If the Company at any time shall register an offering and sale of shares of Common Stock under the Securities Act in an underwritten offering (i) pursuant to an Initial Public Offering or (ii) pursuant to any other registration under the Securities Act (other than on Form S-4 or Form S-8 promulgated under the Securities Act or any successor forms thereto), the Stockholders (other than the Note Warrantholders, unless the depositary or depositaries and custodian or custodians for all Restricted Securities shall provide written notice to the Company and the Note Warrantholders that such depositary or depositaries and custodian or custodians is able to effectuate the provisions of this Section 5) shall not sell, make any short sale of, grant any option for the purchase of, or otherwise dispose of any Restricted Securities (other than (A) those Registrable Shares included in such registration pursuant to Sections 2, 3 or 4, (B) a transfer without consideration by a Stockholder that is a limited liability company or limited partnership to its members, partners or investment advisors or (C) subject to the consent of the underwriters, a Permitted Transfer (as defined in the Stockholders' Agreement)) without the prior written consent of the Company for a period as shall be determined by the managing underwriters, which period cannot begin more than seven (7) days prior to the effectiveness of such Registration Statement and cannot last more than ninety (90) days (180 days in the case of the Company's Initial Public Offering) after the effective date of such Registration Statement.

     (b) If the Company at any time pursuant to Section 2 of this Agreement shall register under the Securities Act an offering and sale of Registrable Shares held by Stockholders for sale to the public pursuant to an underwritten offering, the Company shall not, without the prior written consent of the lead underwriters for such offering, effect any public sale or distribution of securities similar to those being registered, or any securities convertible into or exercisable or exchangeable for such securities, for such period as shall be determined by the managing underwriters, which period shall not begin more than seven (7) days prior to the effectiveness of the Registration Statement pursuant to which such public offering shall be made and shall not last more than ninety
(90) days (180 days in the case of the Company's Initial Public Offering) after the closing of sale of shares pursuant to such Registration Statement (except as part of such underwritten registration or pursuant to registrations on Form S-8 or any successor form).

  SECTION 6.  PREPARATION AND FILING.

       If and whenever the Company is under an obligation pursuant to the provisions of this Agreement to use its best efforts to effect the registration of an offering and sale of any Registrable Shares, the Company shall, as expeditiously as practicable:

     (a) use its best efforts to cause a Registration Statement that registers such offering of Registrable Shares to become and remain effective for a period of 120 days or until all of such Registrable Shares have been disposed of (if earlier);

     (b) furnish, at least five (5) Business Days before filing a Registration Statement that registers such Registrable Shares, a Prospectus relating thereto and any amendments or supplements relating to such Registration Statement or Prospectus, to one counsel selected by the Requesting Stockholders (the "Stockholders' Counsel"), copies of all such documents proposed to be filed (it being understood that such five-Business-Day period need not apply to successive drafts of the same document proposed to be filed so long as such successive drafts are supplied to such counsel in advance of the proposed filing by a period of time that is customary and reasonable under the circumstances) and shall use its reasonable best efforts to reflect in each such document, when so filed with the Commission, such comments as the Stockholders whose Registrable Shares are to be covered by such Registration Statement may reasonably propose;

     (c) prepare and file with the Commission such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for at least a period of 120 days or until all of such Registrable Shares have been disposed of (if earlier) and to comply with the provisions of the Securities Act with respect to the offering and sale or other disposition of such Registrable Shares;

     (d) notify the Stockholders' Counsel promptly in writing (A) of any comments by the Commission with respect to such Registration Statement or Prospectus, or any request by the Commission for the amending or supplementing thereof or for additional information with respect thereto, (B) of the issuance by the Commission of any stop order suspending the effectiveness of such Registration Statement or Prospectus or any amendment or supplement thereto or the initiation of any proceedings for that purpose and (C) of the receipt by the Company of any notification with respect to the suspension of the qualification of such Registrable Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purposes;

     (e) use its best efforts to register or qualify such Registrable Shares under such other securities or blue sky laws of such jurisdictions as any seller of Registrable Shares reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller of Registrable Shares to consummate the disposition in such jurisdictions of the Registrable Shares owned by such seller; provided, however, that the Company will not be required to qualify generally to do business, subject itself to general taxation or consent to general service of process in any jurisdiction where it would not otherwise be required to do so but for this Section 6(e);

     (f) furnish to each seller of such Registrable Shares such number of copies of a summary Prospectus or other Prospectus, including a preliminary Prospectus, in conformity with the requirements of the Securities Act, and such other documents as such seller of Registrable Shares may reasonably request in order to facilitate the public offering and sale or other disposition of such Registrable Shares;

     (g) use its best efforts to cause such offering and sale of Registrable Shares to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the seller or sellers thereof to consummate the disposition of such Registrable Shares;

     (h) notify on a timely basis each seller of such Registrable Shares at any time when a Prospectus relating to such Registrable Shares is required to be delivered under the Securities Act within the appropriate period mentioned in clause Section 6(b) of the happening of any event as a result of which the Prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing and, at the request of such seller, prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such Prospectus as may be necessary so that, as thereafter delivered to the offerees of such shares, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

     (i) make available for inspection by any seller of such Registrable Shares, any underwriter participating in any disposition pursuant to such Registration Statement and any attorney, accountant or other agent retained by any such seller or underwriter (collectively, the "Inspectors"), all pertinent financial, business and other records, pertinent corporate documents and properties of the Company (collectively, the "Records"), as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information (together with the Records, the "Information") reasonably requested by any such Inspector in connection with such Registration Statement (and any of the Information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, shall not be disclosed by the Inspectors unless (A) the disclosure of such Information is necessary to avoid or correct a misstatement or omission in the Registration Statement, (B) the release of such Information is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, (C) such Information has been made generally available to the public, and (D) the seller of Registrable Shares agrees that it will, upon learning that disclosure of such Information is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at the Company's expense, to undertake appropriate action to prevent disclosure of the Information deemed confidential);

     (j) use its best efforts to obtain from its independent certified public accountants a "cold comfort" letter in customary form and covering such matters of the type customarily covered by cold comfort letters;

     (k) use its best efforts to obtain, from its counsel, an opinion or opinions in customary form (which shall also be addressed to the Stockholders selling Registrable Shares in such registration);

     (l) provide a transfer agent and registrar (which may be the same entity and which may be the Company) for such Registrable Shares;

     (m) issue to any underwriter to which any seller of Registrable Shares may sell shares in such offering certificates evidencing such Registrable Shares;

     (n) list such Registrable Shares on any national securities exchange on which any shares of the Common Stock are listed or, if the Common Stock is not listed on a national securities exchange, use its best efforts to qualify such Registrable Shares for quotation on the automated quotation system of the NASDAQ, National Market System ("NMS"), or such other national securities exchange as the holders of a majority of such Registrable Shares included in such registration shall request;

     (o) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable but not later than eighteen (18) months after the effective date, earnings statements which need not be audited covering a period of twelve (12) months beginning within three (3) months after the effective date of the Registration Statement, which earnings statements shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder; and

     (p) use its best efforts to take all other steps necessary to effect the registration of such Registrable Shares contemplated hereby.

   SECTION 7. EXPENSES.

       All expenses incurred by the Company in complying with Section 6, including, without limitation, all registration and filing fees (including all expenses incident to filing with the National Association of Securities Dealers, Inc.), fees and expenses of complying with securities and blue sky laws, printing expenses, fees and expenses of the Company's counsel and accountants and fees and expenses of the Stockholders' Counsel shall be paid by the Company; provided, however, that all underwriting discounts and selling commissions applicable to the Registrable Shares and Other Shares shall not be borne by the Company but shall be borne by the seller or sellers thereof, in proportion to the number of Registrable Shares and Other Shares sold by such seller or sellers.

   SECTION 8.  INDEMNIFICATION.

       (a) In connection with any registration of any offering and sale of Registrable Shares under the Securities Act pursuant to this Agreement, the Company shall indemnify and hold harmless the seller of such Registrable Shares, each underwriter, broker or any other Person acting on behalf of such seller, each other Person, if any, who controls any of the foregoing Persons within the meaning of the Securities

Act and each Representative of any of the foregoing Persons, against any losses, claims, damages or liabilities, joint or several, to which any of the foregoing Persons may become subject, whether commenced or threatened, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement under which such Registrable Shares were registered, any preliminary Prospectus or final Prospectus contained therein, any amendment or supplement thereto or any document incident to registration or qualification of any offering and sale of any Registrable Shares, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or, with respect to any Prospectus, necessary to make the statements therein in light of the circumstances under which they were made not misleading, or any violation by the Company of the Securities Act or state securities or blue sky laws applicable to the Company and relating to action or inaction required of the Company in connection with such registration or qualification under such state securities or blue sky laws, and the Company shall promptly reimburse such seller, such underwriter, such broker, such controlling Person or such Representatives for any legal or other expenses incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable to any such Person to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in said Registration Statement, preliminary Prospectus, amendment thereto, or any document incident to registration or qualification of any Registrable Shares in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such Person, or a Person duly acting on their behalf, specifically for use in the preparation thereof; provided, further, however, that the foregoing indemnity agreement is subject to the condition that, insofar as it relates to any untrue statement or allegedly untrue statement in, or omission or alleged omission made in any preliminary Prospectus but eliminated or remedied in the final Prospectus (filed pursuant to Rule 424 of the Securities Act), such indemnity agreement shall not inure to the benefit of any indemnified party from whom the Person asserting any loss, claim, damage, liability or expense purchased the Registrable Shares which are the subject thereof, if a copy of such final Prospectus had been timely made available to such indemnified person and such final Prospectus was not delivered to such Person with or prior to the written confirmation of the sale of such Registrable Shares to such Person.

       (b) In connection with any registration of an offering and sale of Registrable Shares under the Securities Act pursuant to this Agreement, each seller of Registrable Shares shall indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 8(a)) the Company, each underwriter or broker involved in such offering, each other seller of Registrable Shares under such Registration Statement, each Person who controls any of the foregoing Persons within the meaning of the Securities Act and any Representative of the foregoing Persons with respect to any untrue statement or allegedly untrue statement in or omission or alleged omission from such Registration Statement, any preliminary Prospectus or final Prospectus contained therein, any amendment or supplement thereto or any document incident to registration or qualification of any such offering and sale of Registrable Shares, if such statement or omission was made in reliance upon and in conformity with written information furnished to the Company or such underwriter through an instrument duly executed by such seller or a Person duly acting on its behalf specifically for use in connection with the preparation of such Registration Statement, preliminary Prospectus, final Prospectus, amendment or supplement; provided, however, that the maximum amount of liability in respect of such indemnification shall be limited, in the case of each seller of Registrable Shares, to an amount equal to the net proceeds actually received by such seller from the sale of Registrable Shares effected pursuant to such registration.

       (c) Promptly after receipt by an indemnified party of notice of the commencement of any action involving a claim referred to in the preceding paragraphs of this Section 8, such indemnified party will, if a claim in respect thereof is made against an indemnifying party, give written notice to the latter of the commencement of such action (provided, however, that an indemnified party's failure to give such notice in a timely manner shall only relieve the indemnification obligations of an indemnifying party to the extent such indemnifying party is prejudiced by such failure). In case any such action is brought against an indemnified party, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be responsible for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof; provided, however, that if any indemnified party shall have reasonably concluded that there may be one or more legal or equitable defenses available to such indemnified party which are in addition to or conflict with those available to the indemnifying party, or that such claim or litigation involves or could have an effect upon matters beyond the scope of the indemnity agreement provided in this Section 8, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party and such indemnifying party shall reimburse such indemnified party and any Person controlling such indemnified party for that portion of the fees and expenses of any one lead counsel (plus appropriate special and local counsel) retained by the indemnified party which are reasonably related to the matters covered by the indemnity agreement provided in this Section 8.

       (d) If the indemnification provided for in this Section 8 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, claim, damage or liability referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amounts paid or payable by such indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other hand in connection with the statements or omissions which resulted in such loss, claim, damage or liability as well as any other relevant equitable considerations; provided, however, that the maximum amount of liability in respect of such contribution shall be limited, in the case of each seller of Registrable Shares, to an amount equal to the net proceeds actually received by such seller from the sale of Registrable Shares effected pursuant to such registration. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. No Person guilty of fraud shall be entitled to indemnification or contribution hereunder.

       (e) The indemnification and contribution provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party and will survive the transfer of Registrable Shares.

    SECTION 9.  UNDERWRITING AGREEMENT.

       (a) Notwithstanding the provisions of Sections 5, 6 and 8, to the extent that the Stockholders selling Registrable Shares in a proposed registration shall enter into an underwriting or similar agreement, which agreement contains provisions covering one or more issues addressed in such Sections of this Agreement, the provisions contained in such Sections of this Agreement addressing such issue or issues shall be of no force or effect with respect to such registration, but this provision shall not apply to the Company if the Company is not a party to the underwriting or similar agreement.

       (b) If any registration pursuant to Section 2 or Section 4 is requested to be an underwritten offering, the Company shall negotiate in good faith to enter into a reasonable and customary underwriting agreement with the underwriters thereof. The Company shall be entitled to receive indemnities from lead institutions, underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, to the same extent as provided above with respect to information so furnished in writing by such Persons specifically for inclusion in any Prospectus or Registration Statement and to the extent customary given their role in such distribution.

       (c) No Stockholder may participate in any registration hereunder that is underwritten unless such Stockholder agrees to (i) sell such Stockholder's Registrable Shares proposed to be included therein on the basis provided in any underwriting arrangements acceptable to the Company in the case of an offering of Primary Shares, or, in the case of an offering pursuant to Section 2 hereof, the Company and the Requesting Stockholders and (ii) as expeditiously as possible, notify the Company of the occurrence of any event concerning such Stockholder as a result of which the Prospectus relating to such registration contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

    SECTION 10. SUSPENSION.

       Anything contained in this Agreement to the contrary notwithstanding, the Company may (not more than once with respect to each registration and not more than once in any twelve-month period), by notice in writing to each holder of Registrable Shares to which a Prospectus relates, require such holder to suspend, for up to 90 days (the "Suspension Period"), the use of any Prospectus included in a Registration Statement filed under Sections 2, 3 or 4 if a Material Transaction exists that would require an amendment to such Registration Statement or supplement to such Prospectus (including any such amendment or supplement made through incorporation by reference to a report filed under
Section 13 of the Exchange Act). The period during which such Prospectus must remain effective shall be extended by a period equal to the Suspension Period. The Company may (but shall not be obligated to) withdraw the effectiveness of any Registration Statement subject to this provision.

     SECTION 11. INFORMATION BY HOLDER.

       Each holder of Registrable Shares to be included in any registration shall furnish to the Company and the managing underwriter such written information regarding such holder and the distribution proposed by such holder as the Company or the managing underwriter may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Agreement.

     SECTION 12. EXCHANGE ACT COMPLIANCE.

       From and after the Registration Date or such earlier date as a registration statement filed by the Company pursuant to the Exchange Act relating to any class of the Company's securities shall have become effective, the Company shall comply with all of the reporting requirements of the Exchange Act (whether or not it shall be required to do so) and shall comply with all other public information reporting requirements of the Commission which are conditions to the availability of Rule 144 for the sale of the Common Stock. The Company shall cooperate with each Stockholder in supplying such information as may be necessary for such Stockholder to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of Rule 144.

     SECTION 13. NO CONFLICT OF RIGHTS.

       The Company represents and warrants to the Stockholders that the registration rights granted to the Stockholders hereby do not conflict with any other registration rights granted by the Company. The Company shall not, after the date hereof, grant any registration rights which conflict with or impair, or have any priority over, the registration rights granted hereby. In any underwritten public offering, the managing underwriter shall be a nationally recognized investment banking firm selected by the Company, and, to the extent applicable, reasonably acceptable to the Requesting Stockholders holding a majority of Registrable Shares requested to be registered.

     SECTION 14. TERMINATION.

       This Agreement shall terminate and be of no further force or effect when there shall not be any Restricted Securities; provided, however, that Sections 7 and 8 shall survive the termination of this Agreement.

     SECTION 15. SUCCESSORS AND ASSIGNS.

       This Agreement shall bind and inure to the benefit of the Company and the Stockholders and, subject to Section 16, their respective successors and assigns.

     SECTION 16. ASSIGNMENT.

       Each Stockholder may assign its rights hereunder to any purchaser from such Stockholder of Restricted Securities; provided, however, that, in the case of an assignment by any Stockholder other than a Note Warrantholder, any such purchaser shall purchase such Restricted Securities from such Stockholder in accordance with the Stockholders' Agreement;

provided, further, however, that such purchaser shall, as a condition to the effectiveness of such assignment, be required to execute a counterpart to this Agreement agreeing to be treated as a Stockholder hereunder (of the same class (i.e., Investor Stockholder, Trust Holder, Warrantholder or Other Holder) as the transferor Stockholder), as applicable, whereupon such purchaser shall have the benefits of, and shall be subject to the restrictions contained in, this Agreement. Each transferee of a Note Warrantholder is an intended third party beneficiary of this Agreement and shall have the benefits of this Agreement upon such transfer, without any further action on its part.

     SECTION 17. NOTICES.

       All notices, requests, consents and other communications hereunder to any party shall be deemed to be sufficient if contained in a written instrument and shall be deemed to have been duly given when delivered in Person, by telecopy, by overnight courier, or by first class registered or certified mail, postage prepaid, addressed to such party at the address set forth below or such other address as may hereafter be designated in writing by the addressee to the sender:

     (a)    if to the Company, to:

            Huntsman Packaging Corporation
            500 Huntsman Way
            Salt Lake City, Utah 84108
            Telephone:  801-532-5200
            Telecopier:  801-584-5783
            Attention:  Chief Executive Officer


       with copies to:

            Chase Domestic Investments, L.L.C.
            c/o Chase Capital Partners
            1221 Avenue of the Americas, 40th Floor
            New York, New York  10020
            Telephone:  212-899-3400
            Telecopier:  212-899-3401
            Attention:  Timothy J. Walsh;

            and

            O'Sullivan Graev & Karabell, LLP
            30 Rockefeller Plaza, 41st Floor
            New York, New York 10112
            Telephone:  212-408-2400
            Telecopier:  212-728-5950
            Attention:  Ilan S. Nissan, Esq.;

              (b)    if to any Trust Holder, to it at its address set forth on
Schedule I attached hereto;

              (c)    if to any Warrantholder, to it at its address set forth on
Schedule I attached hereto;

              (d) if to any Investor Stockholder, to it at its address set forth on Schedule I attached hereto;

              (e) if to any Note Warrantholder, to the agent under the Note Warrant Agreement:

                        The Bank of New York
                        101 Barclay Street, Floor 21W
                        New York, NY  10286
                        Attention:  Corporate Trust Department

              (f)    if to the Initial Purchasers, to:

                        Chase Securities Inc.
                        270 Park Avenue
                        New York, NY  10017
                        Attention:  Legal Department


or to such other address as the party to whom notice is to be given may have furnished to each other party in writing in accordance herewith. Any such notice or communication shall be deemed to have been received (a) when delivered, if personally delivered or sent by telecopier, (b) on the first Business Day after dispatch, if sent by nationally recognized, overnight courier guaranteeing next Business Day delivery and (c) on the third Business Day following the date on which the piece of mail containing such communication is posted, if sent by mail.

     SECTION 18. MODIFICATIONS; AMENDMENTS; WAIVERS.

              The terms and provisions of this Agreement may not be modified or amended, nor may any provision applicable to the Stockholders be waived, except pursuant to a writing signed by (a) the Company (b) the Requisite Investor Stockholders, and (c) the Requisite Trust Holders; provided, however, that (i) any such amendment, modification, or waiver that would adversely affect the rights hereunder of any Stockholder, in its capacity as a Stockholder, without similarly affecting the rights hereunder of all Stockholders of such class (i.e., Investor Stockholders, Trust Holder, Warrantholder, Note Warrantholder or Other Holder), in their capacities as Stockholders of such class, shall not be effective as to such Stockholder without its prior written consent, (ii) any such amendment, modification, or waiver that would adversely affect the rights hereunder of the Warrantholders as a class, without similarly affecting the rights hereunder of the other classes of Stockholders as a class, shall not be effective as to the Warrantholders without the prior written consent of the Requisite Warrantholders, (iii) any such amendment, modification, or waiver that would adversely affect the rights hereunder of the Note Warrantholders as a class shall not be effective as to the Note Warrantholders without the prior written consent of the Requisite Note Warrantholders, and (iv) assuming compliance with
Section 16 hereof, Schedule I to this Agreement shall be deemed to be automatically amended from time to time to reflect the addition to this Agreement of any Person identified in clause (b) of the definitions of Investor Stockholder, Trust Holders or Warrantholders, as the case may be, and the Company will, from time to time, distribute to the Stockholders a revised
Schedule I to reflect any such changes.

     SECTION 19. SEVERABILITY.

              It is the desire and intent of the parties that the provisions of this Agreement be enforced to the fullest extent permissible under the law and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, if any provision of this Agreement would be held in any jurisdiction to be invalid, prohibited or unenforceable for any reason, such provision, as to such jurisdiction, shall be ineffective, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction. Notwithstanding the foregoing, if such provision could be more narrowly drawn so as not to be invalid, prohibited or unenforceable in such jurisdiction, it shall, as to such jurisdiction, be so narrowly drawn, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

     SECTION 20. COUNTERPARTS AND FACSIMILE EXECUTION.

              This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered (by facsimile or otherwise) to the other party, it being understood that all parties need not sign the same counterpart. Any counterpart or other signature to this Agreement that is delivered by facsimile shall be deemed for all purposes as constituting good and valid execution and delivery by such party of this Agreement.

     SECTION 21. GOVERNING LAW.

              This Agreement shall be governed by and construed in accordance with the domestic laws of the State of New York without giving effect to any choice or conflict of law provision or rule that would cause the application of the laws of any jurisdiction other than the State of New York.

     SECTION 22. WAIVER OF JURY TRIAL.

              EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT.

     SECTION 23. CONSENT TO JURISDICTION.

              Each of the parties hereto irrevocably submits to the exclusive jurisdiction of (a) the Supreme Court of the State of New York, New York County and (b) the United States District Court for the Southern District of New York, for the purposes of any suit, action or other proceeding arising out of this Agreement or the transactions contemplated hereby. Each of the parties hereto further agrees that service of any process, summons, notice or document by U.S. registered mail to such party's respective address set forth in Section 17 shall be effective service of process for any action, suit or proceeding in the State of New York with respect to any matters to which it has submitted to jurisdiction in this Section 23. Each of the parties hereto irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the transactions contemplated hereby and thereby in (a) the Supreme Court of the State of New York, New York County or (b) the United States District Court for the Southern District of New York, and hereby and thereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

     SECTION 24. ENTIRE AGREEMENT.

              This Agreement and the other documents, certificates, instruments, writings and agreements referred to herein or delivered pursuant hereto contain the entire understanding of the parties with respect to the subject matter hereof and supersede in their entirety any and all prior agreements and understandings between the parties hereto with respect to subject matter hereof, all of which are hereby terminated in their entirety and of no further force or effect.

     SECTION 25. HEADINGS.

              The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement.

                                     *******

              IN WITNESS WHEREOF, the undersigned have duly executed this Registration Rights Agreement as of the date first written above.


                                   HUNTSMAN PACKAGING
                                   CORPORATION



                                   By: /s/ RONALD G. MOFFITT
                                      -------------------------------
                                      Name: Ronald G. Moffitt
                                      Title: Executive Vice President,
                                             Secretary and General Counsel


                                   CHASE DOMESTIC
                                   INVESTMENTS, L.L.C.

                                   By: Chase Capital Investments, L.P.,
                                       its sole Member

                                   By: Chase Capital Partners,
                                       as Investment Manager


                                   By: /s/ TIMOTHY J. WALSH
                                      -------------------------------
                                      Name: Timothy J. Walsh
                                      Title: General Partner


                                   FIRST UNION CAPITAL PARTNERS, LLC



                                   By: /s/ ROBERT G. CALTON III
                                      -------------------------------
                                      Name: Robert G. Calton III
                                      Title: Senior Vice President


                                   NEW YORK LIFE CAPITAL PARTNERS, L.P.

                                   By:  NYLCAP Manager LLC,
                                        its Investment Manager


                                   By: /s/ STEVE BENEVENTO
                                      -------------------------------
                                      Name: Steve Benevento
                                      Title: Its Authorized Representative

                                   THE NORTHWESTERN MUTUAL LIFE
                                   INSURANCE COMPANY



                                   By: /s/ RICHARD A. STRAIT
                                      -------------------------------
                                      Name: Richard A. Strait
                                      Title: Its Authorized Representative


                                   THE CHRISTENA KAREN H. DURHAM
                                   TRUST



                                   By: /s/ MARK DRESCHLER
                                      -------------------------------
                                      Name: Mark Dreschler
                                      Title: Trustee


                                   DURHAM CAPITAL, LTD.



                                   By: /s/ RICHARD P. DURHAM
                                      -------------------------------
                                      Name: Richard P. Durham
                                      Title:

                                   SORENSEN CAPITAL, LLC



                                   By: /s/ SCOTT K. SORENSEN
                                      -------------------------------
                                      Name: Scott K. Sorensen
                                      Title:


                                   MOFFITT CAPITAL, LLC



                                   By: /s/ RONALD G. MOFFITT
                                      -------------------------------
                                      Name: Ronald G. Moffitt
                                      Title:

                                   RONALD G. MOFFITT IRA (DLJ
                                   SECURITIES CORP CUSTODIAN)


                                   By: /s/ RONALD G. MOFFITT
                                      -------------------------
                                      Name: Ronald G. Moffitt
                                      Title:


                                   /s/ RICHARD P. DURHAM
                                   ----------------------------
                                   Richard P. Durham


                                   /s/ JACK E. KNOTT
                                   ----------------------------
                                   Jack E. Knott


                                   /s/ SCOTT K. SORENSEN
                                   ----------------------------
                                   Scott K. Sorensen


                                   /s/ RONALD G. MOFFITT
                                   ----------------------------
                                   Ronald G. Moffitt


                                   CHASE SECURITIES INC.


                                   By: /s/ DAVID LYNCH
                                      -------------------------------
                                      Name: David Lynch
                                      Title: Vice President


                                   DEUTSCHE BANK SECURITIES INC.


                                   By: /s/ CHARLES DENNISON
                                      -------------------------------
                                      Name: Charles Dennison
                                      Title: Managing Director

                             Solely for the purpose of receiving notices under
                             Section 17:
                             THE BANK OF NEW YORK


                             By:  /s/ MICHELE L. RUSSO
                                 ---------------------------------------
                                 Name: Michele L. Russo
                                 Title: Assistant Vice President

                                   SCHEDULE I

                              INVESTOR STOCKHOLDERS



Chase Domestic Investments, L.L.C.
c/o Chase Capital Partners
1221 Avenue of the Americas, 40th Floor
New York, New York  10020
Telephone:  212-899-3400
Telecopier:  212-899-3401
Attention:  Timothy J. Walsh

         with a copy to:

         O'Sullivan Graev & Karabell, LLP
         30 Rockefeller Plaza, 41st Floor
         New York, New York 10112
         Telephone:  212-408-2400
         Telecopier:  212-728-5950
         Attention:  Ilan S. Nissan, Esq.

First Union Capital Partners, LLC
301 South College Street
One First Union Center, 5th Floor
Charlotte, NC  28288-0732
Telephone:  704-715-1481
Telecopier:  704-374-6711
Attention:  Robert G. Calton III

          With a copy to:

          Kennedy Covington Lobdell & Hickman, L.L.P.
          Bank of America Corporate Center, Suite 4200
          100 North Tryon Street
          Charlotte, North Carolina 28202-4006
          Attention:  J. Norfleet Pruden, III
          Telephone:  704-331-7442
          Telecopier:  704-331-7598

New York Life Capital Partners, L.P.
51 Madison Avenue
Suite 3009
New York, New York  10010
Attention:  Steve Benevento

Telephone:.  212-576-7000
Telecopier:  212-576-5591

         With a copy to:

         Office of the General Counsel
         New York Life Insurance Company
         51 Madison Avenue
         Suite 1104
         New York, New York  10010
         Attention:  Steve Benevento
         Telephone No.  212-576-7000
         Telecopier:  212-576-8340

         and a copy to:

         Akin, Gump, Strauss, Hauer & Feld, L.L.P.
         590 Madison Avenue, 19th Floor
         New York, New York 10022
         Attention: Edward D. Sopher, Esq.
         Telephone: 212-872-1026
         Telecopier: 212-407-3226

The Northwestern Mutual Life Insurance Company
720 East Wisconsin Avenue
Milwaukee, WI  53202
Attention:  Dave Barras
Telephone:  414-299-1618
Telecopier:  414-299-7124

         with a copy to:

         Akin, Gump, Strauss, Hauer & Feld, L.L.P.
         590 Madison Avenue, 19th Floor
         New York, New York 10022
         Attention: Edward D. Sopher, Esq.
         Telephone: 212-872-1026
         Telecopier: 212-407-3226

                                  TRUST HOLDERS

The Christena Karen H. Durham Trust
c/o Richard P. Durham
500 Huntsman Way
Salt Lake City, Utah  84108
Telephone:  801-584-5700
Telecopier: 801-584-5783
Attention:   Richard P. Durham

            with a copy to:

            Winston & Strawn
            35 West Wacker Drive
            Chicago, Illinois 60601
            Telephone:  312-558-5600
            Telecopier:  312-558-5700
            Attention: John L. MacCarthy



                                 WARRANTHOLDERS

Chase Domestic Investments, L.L.C.
c/o Chase Capital Partners
1221 Avenue of the Americas, 40th Floor
New York, New York  10020
Telephone:  212-899-3400
Telecopier:  212-899-3401
Attention:  Richard D. Waters
         with a copy to:

         O'Sullivan Graev & Karabell, LLP
         30 Rockefeller Plaza, 41st Floor
         New York, New York 10112
         Telephone:  212-408-2400
         Telecopier:  212-728-5950
         Attention:  Frederick M. Bachman, Esq.

First Union Capital Partners, LLC
301 South College Street
One First Union Center, 5th Floor
Charlotte, NC  28288-0732
Telephone:  704-715-1481
Telecopier:  704-374-6711
Attention:  Robert G. Calton III

          With a copy to:

          Kennedy Covington Lobdell & Hickman, L.L.P.
          Bank of America Corporate Center, Suite 4200
          100 North Tryon Street
          Charlotte, North Carolina 28202-4006
          Attention:  J. Norfleet Pruden, III
          Telephone:  704-331-7442
          Telecopier:  704-331-7598


New York Life Capital Partners, L.P.
51 Madison Avenue
Suite 3009
New York, New York  10010
Attention:  Steve Benevento
Telephone:  212-576-7000
Telecopier:  212-576-5591

         With a copy to:

         Office of the General Counsel
         New York Life Insurance Company
         51 Madison Avenue
         Suite 1104
         New York, New York  10010
         Attention:  Steve Benevento
         Telephone:  212-576-7000
         Telecopier:  212-576-8340
         and a copy to:

         Akin, Gump, Strauss, Hauer & Feld, L.L.P.
         590 Madison Avenue, 19th Floor
         New York, New York 10022
         Attention: Edward D. Sopher, Esq.
         Telephone: 212-872-1026
         Telecopier: 212-407-3226

The Northwestern Mutual Life Insurance Company
720 East Wisconsin Avenue
Milwaukee, WI  53202
Attention:  Dave Barras
Telephone:  414-299-1618
Telecopier:  414-299-7124

         with a copy to:

         Akin, Gump, Strauss, Hauer & Feld, L.L.P.
         590 Madison Avenue, 19th Floor
         New York, New York 10022
         Attention: Edward D. Sopher, Esq.
         Telephone: 212-872-1026
         Telecopier: 212-407-3226

                                  OTHER HOLDERS

Durham Capital, Ltd. and Richard P. Durham
500 Huntsman Way
Salt Lake City, Utah  84108
Telephone:  801-584-5700
Telecopier: 801-584-5783
Attention:  Richard P. Durham

            with a copy to:

            Winston & Strawn
            35 West Wacker Drive
            Chicago, Illinois 60601
            Telephone:  312-558-5600
            Telecopier:  312-558-5700
            Attention: John L. MacCarthy

Jack E. Knott
72 Brinker Road
Barrington Hills, Illinois 60010
Telephone:  847-382-0873

            with a copy to:

            Winston & Strawn
            35 West Wacker Drive
            Chicago, Illinois 60601
            Telephone:  312-558-5600
            Telecopier:  312-558-5700
            Attention: John L. MacCarthy

Sorensen Capital, LLC and Scott K. Sorensen
3276 E. Walker Oaks Court
Salt Lake City, Utah  84121
Telephone:  801-943-4707
Attention:  Scott K. Sorensen

            with a copy to:

            Winston & Strawn
            35 West Wacker Drive
            Chicago, Illinois 60601
            Telephone:  312-558-5600
            Telecopier:  312-558-5700
            Attention: John L. MacCarthy



Moffitt Capital, LLC and Ronald G. Moffitt
6758 S. Vista Grande Drive
Salt Lake City, Utah  84121
Telephone:  801-942-2443
Attention: Ronald G. Moffitt

            with a copy to:

            Winston & Strawn
            35 West Wacker Drive
            Chicago, Illinois 60601
            Telephone:  312-558-5600
            Telecopier:  312-558-5700
            Attention: John L. MacCarthy

Ronald G. Moffitt IRA (DLJ Securities Corp. Custodian)
6758 S. Vista Grande Drive
Salt Lake City, Utah  84121
Telephone:  801-942-2443
Attention: Ronald G. Moffitt

            with a copy to:

            Winston & Strawn
            35 West Wacker Drive
            Chicago, Illinois 60601
            Telephone:  312-558-5600
            Telecopier:  312-558-5700
            Attention: John L. MacCarthy